Exhibit 10. (xvii) Jukebox License Office Certificate,
                             Dated March 11, 1997


JUKEBOX LICENSE OFFICE

     Thank you for your payment of 1997 license fees. Below are important facts concerning your Jukebox License Office (JLO) Certificates and other materials enclosed.

CERTIFICATES:

- To be properly licensed with the JLO, a certificate must be displayed in each jukebox own/operate and make available for public performance. The certificate should be located in the title strip holder of the jukebox.

- A certificate should be displayed by April 1, 1997 or within 20 days of the issuance date, whichever is later.

- All 1997 certificates expire on December 31, 1997.

ADDITIONAL CERTIFICATE REQUEST SCHEDULE A:

- Use this form if you need additional JLO Certificates throughout calendar year 1997. Remember, additional boxes are billed at the cumulative rate of boxes currently licensed. For example if you have already licensed 3 jukeboxes, the next additional certificate would cost $59.

JUKEBOX LICENSE AGREEMENT

- If this is your first time filing with the JLO, an executed Jukebox License Agreement is enclosed. Save this Agreement. The JLO also has a copy on file.

QUESTIONS OR COMMENTS:

- Call or write the JLO. We can be reached at:

                            JUKEBOX LICENSE OFFICE
                           1740 Broadway, 2nd Floor
                            New York, NY 10019-4315
                                 800-955-JUKE

Your package was reviewed by /s/Karen Faccione on 3/11/97

1740 BROADWAY, 2nd FLOOR, NEW YORK, NEW YORK 10019-4315 212 581-0190  800-955-
JUKE  FAX 212 956-1214



                      1997 Additional Certificate Request

                                  SCHEDULE A

    STATEMENT OF JUKEBOXES OWNED OR OPERATED AND MADE AVAILABLE FOR PUBLIC
                                  PERFORMANCE

< ACCOUNT # 007784 >

                                                      < Please make any       >
                                                       < address changes below>

TOUCHTUNES JUKEBOX INC.
TONY MASTRONARDI
1 COMMERCE PLACE, SUITE 330
MONTREAL, QC H3E 1A2

Phone: (514)762-6244

Boxes Currently Licensed: 20

                           Number of            1997
                           Additional          Fee Per
                           Jukeboxes          Jukebox               Total

         2nd - 10th
         Jukeboxes                     X        $59         =
                           ----------                            ----------
         11th and above
         Jukeboxes                     x        $49         =
                           ----------                            ----------
   Number of
   Additional Jukeboxes                     License Fees Paid      $
                           ----------                            ----------

                              CERTIFICATION
                              I hereby certify that the foregoing Statement of Jukeboxes Owned or operated and Made Available for Public Performance is true and correct as of this _____, 19__ and permit LICENSOR to disclose the information contained herein as necessary to verify the jukebox rates calculated in accordance with Schedule B.

                              By:
                                   -----------------------------

* Future license fees are subject to change in accordance with Schedule B.

Make Checks Payable to:
                         Jukebox License Office
                         1740 Broadway
                         2nd Floor
                         New York, NY 10019-4315
                         (800)955-5853 or (212)581-0190

3/11/97             CERTIFICATE NUMBERS ASSIGNED       Page 1


Certificate Operator Name                     Operator    Date Issued
--------   ------------------------------     ---------   -----------

7016050    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016051    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016052    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016053    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016054    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016055    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016056    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016057    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016058    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016059    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016060    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016061    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016062    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016063    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016064    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016065    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016066    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016067    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016068    TOUCHTUNES  JUKEBOX  INC.           007784        3105197
7016069    TOUCHTUNES  JUKEBOX  INC.           007784        3105197